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                                                                    EXHIBIT 99.3
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 COMMON STOCK                                                    COMMON STOCK
 -------                                                              -------
  NUMBER                     [THE PANTRY LOGO]                        SHARES

 -------                                                              -------
 INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                           CUSIP 69865W  10  8


This Certifies that





is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

                 THE PANTRY, INC.

transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.

      Dated:


      /s/ William T. Flyg        [SEAL]                    /s/ Peter J. Sodini
                             [APPEARS HERE]
   SENIOR VICE PRESIDENT,                                 PRESIDENT AND CHIEF
   CHIEF FINANCIAL OFFICER                                EXECUTIVE OFFICER
   AND SECRETARY

                        COUNTERSIGNED AND REGISTERED:
                           FIRST UNION NATIONAL BANK
                          (Charlotte, North Carolina)
                                  TRANSFER AGENT AND REGISTRAR

                        BY



                                                            AUTHORIZED SIGNATURE

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                                  THE PANTRY

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -- as tenants in common         UNIF GIFT MIN ACT -- ..Custodian.......
TEN ENT -- as tenants by the entireties                   (Cust)         (Minor)
JT TEN -- as joint tenants with right of           under Uniform Gifts to Minors
      survivorship and not as tenants              Act..........................
      in common                                                    (State)


   Additional abbreviations may also be used though not in the above list.

For Value Received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________________

                              X_______________________________________

                              X_______________________________________

                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED:________________________________

                         THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.